F.N.B. Corporation Third Quarter 2013 Investor Presentation Guggenheim Partners – New York, NY November 6, 2013 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements” relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4)
general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (13) transaction risks associated with the pending merger of BCSB Bancorp, Inc., and integration challenges related to the recently completed mergers with PVF Capital Corp. and Annapolis Bancorp, Inc. and the difficulties encountered in expanding into a new market and (14) the effects of current, pending and future legislation, regulation and regulatory actions.
F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the
Corporation provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.
While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.
The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on
October 17, 2013 and in its periodic filings with the Securities and Exchange Commission.

Important Information About the Pending Mergers

Merger of F.N.B. and BCSB Bancorp. In connection with the proposed merger between F.N.B. and BCSB Bancorp, a definitive proxy statement of BCSB
Bancorp and prospectus of F.N.B. will be filed with the SEC.  SHAREHOLDERS OF BCSB BANCORP, INC. ARE URGED TO READ THE DEFINITIVE
PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS
OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
F.N.B. and BCSB Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from BCSB
Bancorp shareholders in connection with the proposed merger. Information concerning such participants’ ownership of BCSB Bancorp common stock will be set forth in the definitive proxy statement/prospectus.
Where to Find Additional Information. A free copy of the definitive proxy statement/prospectus for each pending merger (when it is available), as well as other documents containing information about F.N.B. Corporation and BCSB Bancorp, Inc., may be obtained at the SEC’s Internet site (http://www.sec.gov).  In addition, investors and security holders may obtain free copies of the documents that F.N.B. and BCSB Bancorp have filed with the SEC by contacting the following persons at each corporation:
F.N.B.: James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317
BCSB Bancorp: Joseph J. Bouffard, President and Chief Executive Officer, BCSB Bancorp, Inc., 4111 East Joppa Road, Baltimore, MD 21236, telephone:
(410) 256-5000

4 F.N.B. Corporation Key Investment Considerations About F.N.B. Corporation Experienced Leadership Team Reposition and Reinvest Strategy Drives Growth Strong Operating Trends

Key Investment Considerations

Consistent Strategy Focused on Long-Term Perspective
Achieved organic growth throughout the recent economic cycle, largely driven by growth in loans and low-cost deposits
Consistent and high-quality operating results
Continuous investments in People, Process, Products and Productivity
Maintain lower-risk profile with significant investments in enterprise-wide risk management
Strong culture focused on people, talent management, cross-sell and sophisticated product offerings
Proven success achieving top market position in major markets and across footprint
Proven ability to compete effectively against much larger peers
Disciplined acquisition and expansion strategy focused on organic growth potential
Long-term investment thesis centered on efficient capital management and generating shareholder value
Attractive relative valuation with consistent and supported P/TBV, modest P/E and strong dividend yield
KEY INVESTMENT CONSIDERATIONS – Differentiating Factors

About F.N.B. Corporation

(1) Pro-forma for the recently completed PVFC acquisition, which closed October 12, 2013 with assets of approximately $0.7 billion, loans of $0.5 billion, deposits of $0.6 billion and 16 banking locations and the pending acquisition of BCSB  Bancorp, expected to close 1Q14 with assets of approximately $0.6 billion, loans of $0.3 billion, deposits of $0.6 billion and 16 banking locations (2) SNL Financial, Pro-forma for PVFC & BCSB, excludes custodian bank; (3) As of
November 1, 2013
Fourth Largest
Pennsylvania-Based Bank
Positioned for Sustained Growth
Consistent, Strong Operating Results
Operating Strategy
Assets:$14.1 billion (1)
Loans:$9.6 billion (1)
Deposits:$11.8 billion (1)
Banking locations:282 (1)
Consumer finance locations:72
Attractive and expanding footprint: PA/OH/MD/WV: Banking locations span 56 counties and four states (1)
Leading market position (Pro-Forma) (2)
#3 market share in the Pittsburgh MSA
#10 market share in the Baltimore MSA
#6 overall market position for all counties of operation
Top quartile profitability performance
Deliver consistent, solid results
Industry-leading, consistent loan growth through recent economic cycle
Strong performance:3-year total shareholder return of 73% (3)
Reposition and reinvest for sustained growth; maintain low risk profile
Reposition and reinvest for sustained growth
Maintain disciplined expense control
Expanding market share potential and growth opportunities
Maintain low-risk profile

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 26 2005 National City
President, First National Bank
John C. Williams, Jr. 42 2008 Huntington
National City
Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 25 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 27 2002 FNB
Promistar
Experienced Leadership Team

Experienced and respected executive management team has guided FNB through the cycle

Reposition and Reinvest Strategy

Talent Management
Geographic Segmentation
Sales Management/Cross-Sell
Product Development
Branch Optimization
Electronic Delivery Investment
Utilize Acquisitions to Enhance Growth
Opportunities
Proven ability to attract talent
Consistent, strong operating results
Revenue growth
Consistent organic loan growth
Continued organic transaction deposit growth
Attractive market position
Expanded market share potential via entry and
expansion in attractive markets
Strong 3-year total shareholder return
Strategic Focus Drives Long-Term Growth and Performance
Actions Results

Reposition and Reinvest – Actions Drive Long-Term Performance

2009 2010 2011 2012 2013 YTD
PEOPLE Talent Management
Strengthened team through key
hires; Continuous team
development
Attract, retain, develop best talent
Geographic Segmentation
Regional model
Regional
Realignment
Created 5 & 6
Regions
PROCESS Sales Management/Cross Sell
Proprietary sales management
system developed and
implemented: Balanced
scorecards, cross-functional
alignment
Consumer
Banking
Scorecards
Consumer Banking Refinement/Daily Monitoring
Continued
Utilization
Commercial
Banking Sales
Management
Expansion to additional lines of
business
Private Banking,
Insurance,
Wealth
Management
PRODUCT Product Development
Deepened product set and niche
areas allow FNB to successfully
compete with larger banks and
gain share
Private Banking Capital Markets
Online and mobile banking investment
/implementation –
Online banking enhancements, mobile
banking and app
Online/mobile
banking
infrastructure
complete with
mobile remote
deposit capture
and online
budgeting tools
Asset Based
Lending
Small Business
Realignment
Treasury
Management
PRODUCTIVITY Branch Optimization
Continuous evolution of branch
network to optimize profitability
and growth prospects
De-Novo Expansion 11 Locations
Consolidate 2
Locations
Consolidate 6
Locations
Consolidate 37
Locations
Consolidate 6
Locations
Acquisitions
Opportunistically expand
presence in attractive markets
CB&T Parkvale
ANNB Closed 4/13
PVFC Closed 10/13
BCSB 1Q14
th
th

Consistent Loan and Transaction Deposit Growth

(1) Organic balances exclude initial respective balances acquired upon transaction close for ANNB (4/2013), PVSA (1/2012) and CBT (1/2011)
Consistent Growth in Loans and Transaction Deposits
Loans
(Quarterly, In Billions)
Transaction Deposits and Customer Repos
(Quarterly, In Billions)
$8.7
$8.0
$6.8
$6.0
$7.1
$6.7
$6.4
3Q13 4Q12 4Q11 4Q10
Total Organic
$8.0
$7.4
$5.8
$5.2
$6.5
$6.3
$5.5
3Q13 4Q12 4Q11 4Q10
Total Organic
CAGR 4Q10 – 3Q13
Total 17.3%
Organic
(1)
8.9%
CAGR 4Q10 – 3Q13
Total 14.4%
Organic
(1)
6.3%

Transaction Deposit Growth - Strengthened Funding Mix

(1) Based on period-end balances
Consistent Transaction Deposit Growth Results in Strengthened Deposit Mix
Total Transaction Deposits and Customer Repos Mix
78%
77%
75%
74%
73%
71%
22%
23%
25%
26%
27%
29%
9/30/2013 6/30/2013 3/31/2013 12/31/2012 12/31/2011 12/31/2010
Transaction Deposits and Customer Repos Time Deposits
Transaction
deposits and
customer repos =
78% of total
deposits and
customer repos
Strong growth in
average non-
interest bearing
deposits of $131.8
million, or 27.5%
annualized,
resulted in further
strengthened mix
3Q13

Peer Leading ROTA and ROTE

Return on tangible assets and return on tangible equity are non-GAAP measures and FNB ROTE and ROTA exclude merger costs, refer to Appendix for GAAP to
Non-GAAP Reconciliation details.  Peer data per SNL Financial.
ROTA and ROTE Exceed Peer Results
1.08%
1.08%
1.12%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1Q13 2Q13 3Q13
FNB Peer Group Median
Return on Average Tangible Assets Return on Average Tangible Equity
17.46%
17.33%
18.33%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
1Q13 2Q13 3Q13
FNB Peer Group Median

High-Quality Earnings

(1) At respective period-end.  FNB levels represents allowance for loan losses to total originated loans.  Peer data per SNL Financial and based on availability.
FNB Continues to Deliver High-Quality Earnings
Provision for Loan Losses as % of Net Charge-Offs ($)
FNB provision for loan losses exceeds net charge-offs to
support consistent, solid loan growth results
Allowance for Loan Losses/Total Loans (%)
(1)
FNB allowance for loan losses to total loans (originated
portfolio) has remained relatively stable
133%
134%
113%
61%
75%
9/30/2013 YTD 6/30/2013 YTD 2012
FNB Peer Group Median
1.34
1.35
1.39
1.25
1.34
1.47
9/30/2013 6/30/2013 12/31/2012
FNB Peer Group Median

Market Position Top Overall and MSA Market Position Regional Alignment Presence in Major Markets Significant Commercial Prospects 14

FNB’s model utilizes six regions, including three in top 30 MSA markets, with each having a regional headquarters housing cross-functional teams.
FNB Banking Footprint - Regional Alignment

Source: SNL Financial, Pro-Forma for PVFC and BCSB
Baltimore MSA
Pittsburgh MSA
Cleveland MSA
PVFC Target
Completion
October 2013
ANNB Completed
4/6/2013 &
BCSB Completed
10/12/13
Cleveland
Hermitage
Erie
State College
Harrisburg
Philadelphia
Scranton
WV
OH
PA
NY
MD
Baltimore
Pittsburgh
Top 30 MSA Presence
MSA Population
Baltimore,
MD
2.7 million
#20 MSA
Pittsburgh,
PA
2.4 million
#22 MSA
Cleveland,
OH
2.1  million
#29 MSA

Top Overall Market Position

Source: SNL Financial, deposit data as of June 30, 2013, pro-forma as of October 21, 2013, excludes custodial bank.
FNB Pennsylvania Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 399 58,855,363 35.3
2 Royal Bank of Scotland 202 10,073,477 6.4
3 F.N.B. Corporation 224 8,884,922 5.6
4 M&T Bank Corp. 141 7,393,569 4.7
5 Wells Fargo & Co. 65 4,905,156 3.1
6 First Commonwealth 99 4,225,821 2.7
7 Banco Santander 72 4,056,694 2.6
8 Dollar Bank 37 3,556,646 2.2
9 Susquehanna Bancshares 80 3,105,908 2.0
10 First Niagara Financial 73 3,060,621 1.9
Total (1-138) 2,449 158,109,555 100.0
FNB All Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 515 70,806,498 24.2
2 M&T Bank Corp. 247 21,368,411 7..3
3 Bank of America 91 15,886,192 5.4
4 Royal Bank of Scotland 289 14,902,081 5.1
5 KeyCorp 98 12,538,370 4.3
6 F.N.B. Corporation 281 10,995,883 3.8
7 Wells Fargo & Co 124 10,776,383 3.7
8 Huntington 224 10,569,758 3.6
9 FirstMerit Corp. 104 6,941,093 2.4
10 TFS Financial 22 5,950,561 2.0
Total (1-233) 4,346 292,676,461 100.0
FNB holds the #3 overall retail market position for Pennsylvania counties of operation and #6 position for all counties

Source:  SNL Financial, deposit data as of June 30, 2013, pro-forma as of October 22, 2013, excludes custodial bank (Pittsburgh MSA).
All Other MSA’s represent MSA’s with FNB presence excluding Pittsburgh, Cleveland and Baltimore MSA’s.
Baltimore-Towson, MD MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 Bank of America Corp. 16,078,490 25.1
2 M&T Bank Corp. 14,292,887 22.3
3 PNC Financial Services Group Inc. 6,789,660 10.6
4 Wells Fargo & Co. 6,049,235 9.5
5 BB&T Corp. 3,909,353 6.1
6 SunTrust Banks Inc. 2,094,589 3.3
7 Susquehanna Bancshares Inc. 1,258,598 2.0
8 First Mariner Bancorp 1,109,454 1.7
9 Capital One Financial Corp. 976,432 1.5
10 F.N.B. Corporation 914,733 1.4
Cleveland-Elyria-Mentor, OH MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 KeyCorp 11,363,682 21.8
2 PNC Financial Services Group Inc. 6,382,510 12.2
3 TFS Financial Corp. (MHC) 5,425,587 10.4
4 Huntington Bancshares Inc. 4,261,126 8.2
5 Royal Bank of Scotland Group Plc 4,104,874 7.9
6 FirstMerit Corp. 3,522,009 6.8
7 Fifth Third Bancorp 3,384,743 6.5
8 JPMorgan Chase & Co. 2,939,452 5.6
9 U.S. Bancorp 2,032,321 3.9
10 Dollar Bank Federal Savings Bank 1,701,264 3.3
14 F.N.B. Corporation 623,947 1.2
Pittsburgh, PA MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 PNC Financial Services Group Inc. 47,062,720 56.5
2 Royal Bank of Scotland Group Plc 7,129,530 8.6
3 F.N.B. Corporation 3,867,847 4.6
4 Dollar Bank Federal Savings Bank 3,556,646 4.3
5 First Niagara Financial Group Inc. 2,762,262 3.3
6 Huntington Bancshares Inc. 2,512,422 3.0
7 First Commonwealth Financial Corp. 2,465,101 3.0
8 TriState Capital Holdings Inc. 1,940,243 2.3
9 S&T Bancorp Inc. 1,685,131 2.0
10 Northwest Bancshares Inc. 1,045,914 1.3
All Other FNB MSA's (excludes Pittsburgh, Baltimore, Cleveland)
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 PNC Financial Services Group Inc. 11,180,309 11.7
2 M&T Bank Corp. 7,288,461 7.6
3 F.N.B. Corporation 5,175,196 5.4
4 Wells Fargo & Co. 4,861,113 5.1
5 Banco Santander SA 4,056,694 4.2
6 Huntington Bancshares Inc. 3,875,653 4.0
7 Royal Bank of Scotland Group Plc 3,667,677 3.8
8 FirstMerit Corp. 3,419,084 3.6
9 Susquehanna Bancshares Inc. 2,947,480 3.1
10 JPMorgan Chase & Co. 2,631,476 2.7
MSA Market Share - Proven Success, Opportunity For Growth
Established MSA Markets – Proven Success, Leading Share Position Achieved
Recent Expansion MSA Markets – Opportunity for Growth

Population
Rank MSA (000's) #1 #2 #3
1
New York
(1) 19,567        JPM BofA Citi
2 Los Angeles 12,829        BofA Wells Fargo Mitsubishi UFJ
3 Chicago 9,461          JPM BMO BofA
4 Dallas 6,426          BofA JPM Wells Fargo
5 Philadelphia 5,965          BofA Capital One TD
6 Houston 5,920          JPM Wells Fargo BofA
7
Washington
(1)
5,636          Wells Fargo Capital One BofA
8 Miami 5,565          Wells Fargo BofA Citi
9 Atlanta 5,287          SunTrust Wells Fargo BofA
10
Boston
(1)
4,552          BofA RBS Banco Santander
11 San Francisco 4,335          BofA Wells Fargo Citi
12 Detroit 4,296          JPM Comerica BofA
13 Riverside 4,225          BofA Wells Fargo JPM
14 Phoenix 4,193          JPM Wells Fargo BofA
15 Seattle 3,440          BofA Wells Fargo U.S. Bancorp
16 Minneapolis 3,349          Wells Fargo U.S. Bancorp TCF
17 San Diego 3,095          Wells Fargo Mitsubishi UFJ BofA
18
St. Louis
(1) 2,788          U.S. Bancorp BofA Commerce
19
Tampa
(1)
2,783          BofA Wells Fargo SunTrust
20 Baltimore 2,710          BofA M&T PNC
21 Denver 2,543          Wells Fargo JPM FirstBank
22
Pittsburgh
(1)
2,356          PNC RBS
23 Portland 2,226          BofA U.S. Bancorp Wells Fargo
24 Charlotte 2,217          BofA Wells Fargo BB&T
25 Sacramento 2,149          Wells Fargo BofA U.S. Bancorp
Top 3 Banks in MSA by Deposit Market Share
Unique #3 Position in a Major Market

Source:  MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2013, pro-forma as of October 22, 2013
(1) Excludes custodial bank
F.N.B. Corporation
FNB is uniquely
positioned  as
one of only very
few community
banks to hold a
Top 3 deposit
market rank in
one of the
nation’s 25
largest
metropolitan
statistical areas.

Significant Commercial Prospects

Note: Above metrics at the MSA level
(1) Data per U.S. Census Bureau
(2) Data per Hoover’s as of October 21, 2013
Significant Commercial Prospects Concentrated in Pittsburgh, Baltimore & Cleveland
Opportunity to Leverage Core Competency and Drive Sustained Organic Growth
(1) (2)
Strong Concentration of Commercial Prospects
Over 175,000 Total Businesses (1)
1,904
1,987 2,094
8,857
9,621
10,106
12,851
13,345
13,410
52,149
59,240
65,169
Youngstown MSA Scranton MSA Harrisburg MSA Cleveland MSA Pittsburgh MSA Baltimore MSA
# of Business with Revenue >$1M
Total Businesses

20 Acquisition Strategy Disciplined and Consistent Strategy Significant Expansion Enhanced Organic Growth Prospects

Acquisition Strategy

Disciplined and Consistent Acquisition Strategy
Strategy
Disciplined identification and focus on markets that offer potential to leverage core competencies and growth opportunities
Criteria
Create shareholder value
Meet strategic vision
Fit culturally
Evaluation
Targeted financial and capital recoupment hurdles
Proficient and experienced due diligence team
Extensive and detailed due diligence process
Execution
Superior post-acquisition execution
Execute FNB’s proven, scalable, business model
Proven success assimilating FNB’s strong sales culture
Experienced Acquirer
12th bank acquisition since 2002 announced June 2013 (BCSB)
Fourth consecutive acquisition in a major MSA
Five acquisitions since 2010
Ten acquisitions since 2005
Execution Execution
Criteria Criteria
Evaluation Evaluation
Strategy Strategy

Baltimore, MD MSA
Annapolis Bancorp, Inc - Closed April 6, 2013
BCSB Bancorp, Inc. - Target close February, 2014
Talent established
Team and leadership in place
Presence anchored
Downtown Baltimore headquarters announced
Performance tracking well
Loan production on target, pipelines healthy
Sales management processes fully deployed
Cleveland, Ohio MSA
PVF Capital Corp. – Closed October 12, 2013
Team and leadership in place
Downtown Cleveland headquarters announced
Sales management process deployed
BCSB Locations
FNB Locations (including ANNB)
PVFC Locations
Continued Positive Progress Integrating Acquisitions
Team and Leadership Established
Regional Headquarters in Both Markets Announced
Results Tracking Well
Cleveland
Baltimore
Pittsburgh
Performance goals established
Presence anchored
Talent established
Recent Acquisitions – Positioning for Sustained Organic Growth

FNB Branches
159
282
77 % increase
2007
3Q13 Pro-Forma

FNB Counties of Operation
27
56
107 % increase
2007
3Q13 Pro-Forma

FNB Markets Population (MSA)
7.4
12.6
70 % increase
2007
3Q13 Pro-Forma

FNB Markets Households (MSA)
3.0
5.0
67 % increase
2007
3Q13 Pro-Forma

FNB Corporation

Expanded Franchise = Enhanced Organic Growth Prospects

Note: Market population and market businesses represent current metrics based on respective FNB MSA presence
Data per FNB, SNL Financial and/or U.S. Census Bureau (Businesses)
Acquisition-
Related
Expansion in
Higher Growth
Markets
Enhances
Organic Growth
Opportunities
In Millions

24 Strong Operating Results 3Q13 Highlights and Trends

3Q13 Financial Highlights – Quarterly Trends

Current
Quarter
3Q13
Prior
Quarter
2Q13
Prior Year
Quarter
3Q12
Operating
Earnings
(1)
Net income ($ millions) $32.2 $30.1 $29.9
Earnings per diluted share $0.22 $0.21 $0.21
Profitability
Performance
ROTE
(1)
18.33% 17.33% 18.57%
ROTA
(1)
1.12% 1.08% 1.12%
Net interest margin 3.64% 3.63% 3.70%
Efficiency ratio 59.7% 58.6% 57.4%
Strong
Balance Sheet
Trends
(2)
Total loan growth 9.3% 5.6% 4.7%
Commercial loan growth 4.2% 5.8% 5.0%
Consumer loan growth 25.3% 11.8% 12.0%
Transaction deposits and customer repo growth
(3)
7.0% 7.4% 8.7%
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Average, annualized linked quarter organic growth results.  Organic growth results exclude balances acquired in the ANNB acquisition 2Q13; (3) Total deposits excluding time deposits

Balance Sheet Highlights

Average Balances,
$ in Millions
3Q13
Linked-Quarter
Growth (1)
3Q13 Highlights Balance $ %
Securities $2,275 -$20.7 -3.6%
Strong balance sheet growth, with continued
momentum growing loans and transaction
deposits
Growth in average total loans of $200.2 million
or 9.3% annualized
Growth in average transaction deposits and
customer repurchase agreements of $138.6
million or 7.0% annualized
Transaction deposit growth further enhanced
attractive deposit mix
Total loans $8,730 $200.2 9.3%
Commercial loans $4,783 $49.6 4.2%
Consumer loans (2) $2,860 $171.5 25.3%
Residential mortgage loans $1,043 -$22.2 -8.3%
Earning assets $11,048 $161.6 5.9%
Total deposits and customer repos $10,403 $68.9 2.6%
Transaction deposits and customer repos (3) $8,011 $138.6 7.0%
Time deposits $2,392 -$69.7 -11.2%
(1) % growth annualized; (2) Includes Direct Installment, Indirect Installment and Consumer LOC portfolios; (3) Excludes time deposits; (4) Period-end as of September 30, 2013
Growth driven by strong growth in
average non-interest bearing deposits
of  $131.8 million or 27.5% annualized
Lower cost, relationship-based
transaction deposits and customer
repurchase agreements represent 78%
of total deposits and customer
repurchase agreements compared to
74% at September 30, 2012
(4)

0.05%
3.65%
0.10%
3.56%
0.04%
3.62%
0.02%
3.61%
0.00%
3.64%

Net Interest Margin Trends

Net Interest Margin Trends
Relatively stable core net interest margin
The net interest margin has benefited from the consistent growth in loans and transaction deposits
Active net interest management through Pricing Committee and Asset/Liability Committee effective through focused efforts on managing interest rate risk strategy and margin preservation
3Q13 net interest income (FTE) totaled $101.0 million, growing $2.5 million, or 2.6%, linked quarter, and $5.7 million, or 5.9%, compared to the prior year quarter
3.64%
3.63%
3.66%
3.66%
3.70%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
3Q13 2Q13 1Q13 4Q12 3Q12
Core Net Interest Margin Accretable Yield Benefit

Asset Quality Results (1)

$ in Thousands
3Q13 2Q13 3Q12 3Q13 Highlights
NPL’s+OREO/Total loans+OREO 1.49% 1.59% 1.69%
Total delinquency 1.44% 1.44% 1.66%
Provision for loan losses
(2)
$7,280 $7,903 $8,429
Net charge-offs (NCO’s)
(2)
$5,507 $7,325 $7,362
NCO’s/Total average loans
(2)
0.25% 0.34% 0.37%
NCO’s/Total average originated loans 0.26% 0.33% 0.42%
Allowance for loan losses/
Total loans 1.34% 1.35% 1.43%
Allowance for loan losses/
Total non-performing loans 127.37% 121.68% 120.23%
Solid performance with metrics remaining at
good, consistent levels
Net charge-offs very low at 0.26% annualized
for the originated portfolio
Provision for loan losses of $7.3 million
exceeds net charge-offs in support of the
strong loan growth
Reserve position consistent with prior quarter
levels
NPL’s+OREO/Total loans +OREO improved
from the prior quarter and the year-ago quarter
Delinquency remained stable compared to the
prior quarter and improved from the year-ago
quarter
(1)
Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
(2)
Total portfolio metric

Asset Quality Trends

NCO’s Originated Loans/
Total Originated Loans
(1)(3)
NPL’s+OREO/
Total Originated Loans+OREO
(1)(2)
Asset Quality Trends Compare Favorably to Peer Results
2.74%
2.15%
1.60%
1.59% 1.59%
1.49%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2010 2011 2012 1Q13 2Q13 3Q13
FNB Peer Group Median
0.77%
0.62%
0.41%
0.27%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
FY 2010 FY 2011 FY 2012 YTD 2013
FNB
Peer Group Median
Peer data per SNL Financial, refer to Appendix for peer listing; (1) Metrics shown are originated portfolio. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value; (2) Based on balances at quarter end for each period presented; (3) Full year or quarterly results annualized.

Capital Position

Capital Position as of September 30, 2013
(1)
(1) Regulatory risked-based ratios estimated as of September 30, 2013.
12.1%
10.6%
8.4%
6.1%
12.1%
10.6%
8.4%
6.1%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
June 30, 2013 September 30, 2013

31 Investment Thesis Long-Term Investment Thesis

Long-Term Investment Thesis - Return Focused

Long-Term Investment Thesis
Targeted EPS Growth 5-6%
Targeted Dividend Yield
(Targeted Payout Ratio 60-70%)
4-6%
Implied Total Shareholder Return 9-12%
FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders

16.32%
18.77%
17.46%
17.33%
18.33%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2011
2012
1Q13
2Q13
3Q13
FNB
Peer Group Median

59.7%
57.7%
59.8%
58.6%
59.70%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
2011
2012
1Q13
2Q13
3Q13
FNB
Peer Group Median

3.70%
3.66%
3.66%
3.63%
3.64%
3.90%
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
3Q12
4Q12
1Q13
2Q13
3Q13
FNB
Peer Group Median

0.77%
0.58%
0.35%
0.27%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2010
2011
2012
2013YTD
FNB
Peer Group Median

FNB Corporation

Operating Results Outperform Peers

ROTE
(1)
Efficiency Ratio
Net Interest Margin
Net Charge Offs to Average Loans
-
The above represents full-year 2010, 2011, 2012 and/or quarterly, year-to-date results where noted.  Refer to Supplemental Information for peer group listing.
(1) Operating results, refer to Supplemental Information for details

Consistent Operating Results

FNB = 85% Percentile FNB = 94% Percentile
Data per FNB and/or SNL Financial
Refer to Supplemental Information for peer listing
FNB’s ability to deliver consistent operating results exceeds peer results
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
2013 Peer Median FNB
ROAA Volatility
0.000%
0.005%
0.010%
0.015%
0.020%
0.025%
0.030%
0.035%
0.040%
0.045%
0.050%
2013 Peer Median FNB
Revenue/Avg Assets Volatility
FNB and Peer Volatility (Standard Deviation 1Q10 – 3Q13)

Attractive P/E Valuation Highlights Potential Upside
Market data per SNL Financial as of November 1, 2013.  Refer to Supplemental Information for regional peer listing.

Consistent premium to peers based on price
to tangible book value per share
FNB currently reflects an attractive
valuation based on future earnings
0.00x
0.50x
1.00x
1.50x
2.00x
2.50x
3.00x
3.50x
4.00x
11/01/10 11/01/11 11/01/12 11/01/13
FNB 2013 Group Peer Median
14.54x
15.36x
13.00x
13.50x
14.00x
14.50x
15.00x
15.50x
FNB 2013 Peer Median
Historical Price / TBV Per Share (x) Price /  2014 EPS Estimate (x)

Transaction Overview
Successfully raised $151.2 million through a combination of common equity (4.7 million shares, $54.5 million net proceeds, including over-allotment option exercised) and preferred equity (4.0 million shares, $96.7 million net proceeds).
Proactive Capital Management Action
Supports future growth opportunities and proactively positions F.N.B. for Basel III implementation , including the redemption of certain trust preferred securities
Demonstrated track record of robust loan growth (17 consecutive quarters of organic growth)
Positions FNB to redeem $131.5mm of existing trust preferred securities at a weighted average cost of 4.33%² and potential repayment of BCSB’s $16.5mm of trust preferred securities upon anticipated closing of pending acquisition
Adds $151mm of fully Basel III-compliant capital to support future balance sheet growth
Strengthens/improves quality of capital under Basel III; Tier 1 common improves ~50bps to 9.1%
Current rate environment presented opportunity to access permanent capital at historically attractive levels
Use of proceeds consistent with FNB’s proactive and efficient capital management strategy
Reported and Pro-Forma Capital Ratios as of September 30, 2013³
12.1%
12.2%
Total risk-based capital Tier 1 leverage
TCE / TA
8.4%
8.5%
6.1%
6.5%
Tier 1 :
10.6%
Tier 1 :
10.7%
Tier 1
common
Non-
common
Tier 1
Tier 2
8.6%
9.1%
2.0%
1.6%
1.5%
1.5%
As Reported Pro forma
As Reported Pro forma
As Reported Pro forma
¹Under Basel III Final rules, if a depository institution holding company under $15 billion makes an acquisition and the resulting organization has total consolidated assets of $15 billion or more, its non-
qualifying capital instruments also will be subject to the phase-out schedule (25% includable in Tier 1 in 2015 and 0% includable in Tier 1 in 2016); ² Weighted average cost of redeemed trust preferred securities assumes 3 month LIBOR of 0.24%; ³ Pro forma capital ratios do not include impacts from PVF Capital and BCSB transactions; capital ratios shown on a Basel I basis
October 2013 Capital Actions – Proactive Capital Management
1

37 Supplemental Information

Supplemental Information Index
Diversified Loan Portfolio
Deposits and Customer Repurchase Agreements
Investment Portfolio
Loan Risk Profile
Marcellus and Utica Shale Exposure
Regency Finance Company Profile
Regional Peer Group Listing
GAAP to Non-GAAP Reconciliation
Third Quarter 2013 Earnings Release (October 17, 2013)

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
9/30/2013 CAGR % of Portfolio
($ in millions)
Balance
12/08-
9/30/13
12/31/08 9/30/13
C&I $1,755 13.9% 16% 20%
CRE:  Non-Owner Occupied 1,555 11.4% 16% 17%
CRE:  Owner Occupied 1,317 5.9% 17% 15%
Commercial Leases 142 32.7% 1% 2%
Total Commercial $4,769 10.9% 50% 54%
Consumer Home Equity 2,042 11.6% 21% 23%
Residential Mortgage 987 12.0% 10% 11%
Indirect 624 4.4% 9% 7%
Other 192 4.5% 3% 2%
Regency 175 2.2% 2% 2%
Florida 49 -31.4% 5% <1%
Total Loan Portfolio $8,837 9.2% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$8.8 Billion Loan Portfolio
September 30, 2013
C&I + Owner Occupied CRE =
35% of Total Loan Portfolio
Commercial &
Industrial 20%
Consumer
Home Equity
23%
Residential
Mortgage  11%
Other  2%
Regency  2%
Florida  0%
Commercial
Leases 2%
CRE: Non
Owner
Occupied  17%
CRE: Owner
Occupied  15%
Indirect  7%

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through September 30, 2013
9/30/2013 CAGR Mix %
($ in millions)
Balance
12/08-
9/13 12/31/08 9/30/13
Savings, NOW, MMDA $4,981 12.8% 44% 47%
Time Deposits 2,360 0.4% 36% 22%
Non-Interest Bearing 2,116 19.2% 14% 20%
Customer Repos 1,101 22.8% 6% 11%
Total Deposits and
Customer Repo Agreements $10,558 10.9% 100% 100%
Transaction Deposits (1) and
Customer Repo Agreements $8,198 15.4% 64% 78%
Loans to Deposits and Customer Repo Agreements Ratio =
84% at September 30, 2013
New client acquisition and relationship-based focus reflected in favorable deposit mix
– 15.4% average growth for transaction deposits and customer repo agreements (2)
– 78% of total deposits and customer repo agreements are transaction-based deposits (1)
$10.6 Billion Deposits and
Customer Repo Agreements
September 30, 2013
Non-Interest
Bearing 20%
Savings, NOW,
MMDA 47%
Customer
Repos 11%
Time Deposits
22%

% Ratings
($ in millions (1) ) Portfolio Investment %
Agency MBS $878 37% AAA 100%
CMO Agency 831 35% AAA  100%
Agency Senior Notes 376 16% AAA 100%
Municipals 153 7%
AAA
AA
A
BBB
2%
50%
47%
1%
Trust Preferred (2) 35 1%
BBB
BB
B
CCC
Ca
C
5%
13%
12%
8%
2%
60%
Short Term 49 2% AAA 100%
CMO Private Label 9 1%
AA
A
BBB
BB
23%
12%
34%
31%
Corporate 10 1% A 100%
Bank Stocks 2 - Non-Rated
Commercial MBS 2 - AAA 100%
US Treasury 1 - AAA 100%
Total Investment Portfolio $2,346 100%
Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $ 104 million, adjusted cost of $43 million, fair value of $35 million
Highly Rated $2.3 Billion Investment Portfolio
September 30, 2013
Ratings Composition
AAA, 91.2%
AA, 3.3%
A, 3.5%
BBB,BB,B
Non- Rated
Available for
Sale, 49%
Held to
Maturity, 51%
CCC,CC,Ca,C 2%
– Highly rated with an average rating of AA and 99%
of the portfolio rated A or better
– General obligation bonds = 99.0% of portfolio
– 78.0% from municipalities located throughout
Pennsylvania
Relatively low duration of 3.4
Portfolio comprised of 49% AFS and 51% HTM
Municipal bond portfolio
95% of total portfolio rated AA or better, 98% rated A or
better

Loan Risk Profile
(1) Originated portfolio metric
$ in millions
Balance
9/30/2013 % of Loans NPL's/Loans
(1)
YTD Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,755 19.9% 0.48% 0.22% 0.75%
CRE:  Non-Owner Occupied 1,555          17.6% 1.04% 0.24% 1.25%
CRE:  Owner Occupied 1,317          14.9% 2.02% 0.08% 2.32%
Home Equity and Other Consumer 2,181          24.7% 0.48% 0.20% 0.88%
Residential Mortgage 987             11.2% 1.22% 0.11% 2.63%
Indirect Consumer 624             7.1% 0.16% 0.35% 1.00%
Regency Finance 175             2.0% 4.09% 3.72% 3.75%
Commercial Leases 142             1.6% 0.55% 0.16% 1.14%
Florida 49               0.6% 22.14% -2.17% 22.14%
Other 53               0.6% 0.00% 2.31% 0.11%
Total $8,837 100.0% 1.05% 0.27% 1.44%

✓

✓

Ohio

Unconventional Well Drilling Permits (1)
Pennsylvania
Permit Year
MCOR

Lake Erie
Jamestown
Elmira
Binghamton
Ashtabula
Mentor
Akron
Canton
Barberton
Warren
Allegheny Plateau
Wellsboro
Towanda
Scranton
Wilkes-Barre
Hazleton
Allentown
Harrisburg
Reading
Philadelphia
Levittown
Chambersburg
Hagerstown
Cumberland
Morgantown
Wheeling
Zanesville
Coshocton
New Martinsville
Fairmont
Chatham
Dunkirk
Ithaca
Wilmington
Newark
York
Bloomsburg
College
Clearfield
Clarion
St Marys
Lewistown
Pottsville

FNB Corporation

Marcellus and Utica Shale Exposure

(1) Sources: www.marcellus.psu.edu, retrieved May 3, 2013; (2) www.dnr.state.oh.us, retrieved June 5, 2013; (3) Sterne Agee June 7, 2010 and FBR Capital
Markets, March 2, 2011.
Ohio
FNB PA/OH Banking Locations
Pennsylvania
Ohio
FNB is well-positioned in the Marcellus Shale and Utica
Shale regions with a Pennsylvania footprint that closely
aligns with the Marcellus Shale concentration and
exposure to the Utica Shale region in Ohio.
FNB has been noted by analysts as being one of the
best geographically positioned banks to benefit from
the Marcellus Shale.
(3)
Ohio Utica Shale (2)
FNB branch map per SNL Financial

Marcellus and Utica Shale FNB Strategic Focus

Opportunity for FNB relates to potential indirect and induced economic benefits across footprint
Direct Effect:
Oil and Gas
Directly associated with the extraction, processing and delivery of the gas
Drilling, extraction and support activities
Indirect Effect:
Supply Chain
Provides goods and services to the energy industry
e.g.: Iron and steel, transportation, commodity traders,
heavy equipment, surveyors, utilities, rig parts, attorneys, real estate, machinery manufacturers, etc.
Induced Benefit:
Consumption
Resulting benefit to industries and individuals from positive direct and indirect effects
e.g.: Higher education, travel, housing, food and drink,
entertainment, utilities, etc.
FNB
Strategic Focus:
Supply Chain and
Consumption

Consumer finance business with over 80 years of consumer lending experience
Credit quality: 3Q13 YTD net charge-offs to average loans of 3.71%
Returns: 3Q13 YTD: ROA 3.89%, ROE 42.00%, ROTE 47.16%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.

72 Locations
Spanning Four
States
Regency Finance Company
$175 Million Loan Portfolio
86% of Real Estate Loans are First Mortgages
60%
26%
14%
Direct Real Estate Sales Finance
Ohio
Kentucky
Tennessee
Pennsylvania

Regional Peer Group Listing

Ticker Institution Ticker Institution
ASBC Associated Bancorp ONB Old National Bancorp
AF Astoria Financial Corporation PVTB Private Bancorp, Inc.
CBSH Commerce Bancshares, Inc. SUSQ Susquehanna Bancshares, Inc.
FMER First Merit Corp. UMBF UMB Financial Corp.
FULT Fulton Financial Corporation VLY Valley National Bancorp
MBFI MB Financial, Inc WBS Webster Financial Corporation
NPBC National Penn Bancshares, Inc. WTFC Wintrust Financial Corporation

GAAP to Non-GAAP Reconciliation

Operating: Earnings, Return on Avg Tangible Equity, Return on Avg Tangible Assets
September 30, 2013 June 30, 2013 March 31, 2013 September 30, 2012 2012 2011 2010
Operating net income
Net income $31,634 $29,193 $28,538 $30,743 $110,410 $87,047 $74,652
Add: Merger and severance costs, net of tax 593 1,915 229 57 5,203 3,238 402
Add: Litigation settlement accrual, net of tax - - - - 1,950 - -
Add: Branch consolidation costs, net of tax - - - - 1,214 - -
Less: Gain on extinguishment of debt, net of tax - (1,013) - - - - -
Less: Gain on sale of building, net of tax - - - (942) (942) - -
Less: One-time pension expense credit - - - - - - (6,853)
Operating net income $32,227 $30,095 $28,767 $29,858 $117,835 $90,285 $68,201
Operating diluted earnings per share
Diluted earnings per share $0.22 $0.20 $0.20 $0.22 $0.79 $0.70 $0.65
Add: Merger and severance costs, net of tax 0.00 0.02 0.00 0.00 0.04 0.02 0.00
Add: Litigation settlement accrual, net of tax - - - - 0.01 - -
Add: Branch consolidation costs, net of tax - - - - 0.01 - -
Less: Gain on extinguishment of debt, net of tax - (0.01) - - - - -
Less: Gain on sale of building - - - (0.01) (0.01) - -
Less: One-time pension expense credit - - - - - - (0.05)
Operating diluted earnings per share $0.22 $0.21 $0.20 $0.21 $0.84 $0.72 $0.60
Operating return on average tangible equity
Operating net income (annualized) $127,858 $120,706 $116,668 $118,784 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,455 5,538 5,237 5,798 5,938 4,698 4,364
$133,313 $126,244 $121,904 $124,582 $123,773 $94,983 $72,565
Average shareholders' equity $1,475,751 $1,473,945 $1,410,827 $1,385,282 $1,376,493 $1,181,941 $1,057,732
Less: Average intangible assets 748,592 745,458 712,466 714,501 717,031 599,851 564,448
Average tangible equity $727,159 $728,487 $698,361 $670,781 $659,462 $582,089 $493,284
Operating return on average tangible equity 18.33% 17.33% 17.46% 18.57% 18.77% 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $127,858 $120,706 $116,668 $118,784 $117,834 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,455 5,538 5,237 5,798 5,938 4,698 4,364
$133,313 $126,244 $121,904 $124,582 $123,772 $94,983 $72,565
Average total assets $12,615,338 $12,470,029 $12,004,759 $11,842,204 $11,782,821 $9,871,164 $8,906,734
Less: Average intangible assets 748,592 745,458 712,466 714,501 717,031 599,851 564,448
Average tangible assets 11,866,746 $           11,724,570 $           11,292,292 $           11,127,704 $           11,065,789 $           9,271,313 $             8,342,286 $
Operating return on average tangible assets 1.12% 1.08% 1.08% 1.12% 1.12% 1.02% 0.87%
For the Quarter Ended For the Year Ended